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                                                                    EXHIBIT 10t2
                                                        Conformed Composite Copy

                                                         As of November 30, 2001

Flextronics International Ltd.
Room 908, Dominion Centre
43-59 Queen's Road East
Wanchai, Hong Kong

RE: Amended and Restated Letter Agreement Regarding Collateral Matters Relating to the Relationship Between Flextronics International Ltd. and Xerox Corporation

Ladies and Gentlemen:

     Reference is hereby made to the Letter Agreement Re: Collateral Matters Relating to the Relationship between Flextronics International Ltd. and Xerox Corporation, dated November 30, 2001 (the "Collateral Matters Letter Agreement"), by and between Flextronics International Ltd. ("Flextronics") and Xerox Corporation ("Xerox"). The parties hereto desire to amend and restate the Collateral Matters Letter Agreement in its entirety as set forth herein.

     Further reference is hereby made to the Master Supply Agreement by and between Flextronics and Xerox dated as of the date hereof (the "Master Supply Agreement") and the Master Purchase Agreement by and between Flextronics and Xerox dated as of October 1, 2001 (the "Master Purchase Agreement"). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Master Supply Agreement. Notwithstanding anything to the contrary in the Master Supply Agreement or the Master Purchase Agreement, Flextronics and Xerox hereby agree as follows:

     (1) Material Failure of Delivery. This Paragraph 1 is expressly intended by the parties to address the liability of Flextronics and the Flextronics Affiliated Companies in the event that Flextronics or any Flextronics Affiliated Company has a Material Failure of Delivery (each such occurrence, a "Failure Event"), which has resulted in Purchasers' customers (the "Affected Customers") canceling orders for products by canceling purchase orders, terminating purchasing agreements or refusing to renew purchase agreements (collectively, "Customer Contracts"). For purposes of this Paragraph 1, a "Material Failure of Delivery" means any time when Flextronics or any Flextronics Affiliated Company fails to deliver Products to a Purchaser [*]. Notwithstanding anything to the contrary set forth herein, a "Material Failure of Delivery" shall not include: [*]

          (a) Subject to the limitations set forth in subsection (b) below, if there is a Failure Event, Flextronics and the Flextronics Affiliated Companies will be liable to Purchasers for [*] caused by such Material Failure of Delivery. [*] shall mean the [*], net of insurance proceeds (i.e., Flextronics will not "gross-up" the payment to cover Xerox's tax liability). Flextronics shall not be entitled to charge Purchasers for the [*].

          (b) The payment obligations set forth in this Paragraph 1 shall be subject to the following limitations:

               (i)  Purchasers shall have provided notice to Flextronics

     Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission with a request for confidential treatment pursuant to Rule 24b-2. The location of an omitted portion is indicated by an asterisk within brackets ("[*]").

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     within twenty (20) Business Days after becoming aware of any Material
     Failure of Delivery, and Flextronics shall have been given the opportunity to work cooperatively with Purchaser in good faith for ninety (90) days to mitigate [*] caused by such failure;

              (ii) (A) A Xerox Event of Default shall not have occurred and be continuing and (B) Purchasers shall not have otherwise elected to terminate the Master Supply Agreement for a Flextronics Event of Default, either as a result of the Material Failure of Delivery or otherwise;

             (iii) The [*] shall be payable by Flextronics and the Flextronics Affiliated Companies only in the event that the accumulated amount of [*] with regard to either (A) any single Affected Customer or (B) all Affected Customers in connection with a single Failure Event, exceeds [*]; provided, however, at such time as the [*] exceeds [*] Flextronics and the Flextronics Affiliated Companies shall only be responsible for the [*] in excess of [*]; and

              (iv)  The maximum amount of [*] that will be
     payable by Flextronics and the Flextronics Affiliated Companies in any Flextronics' fiscal year shall not exceed [*].

     (2) Xerox Event of Default. Notwithstanding anything in the Master Supply Agreement or any other agreement between the parties hereto to the contrary, the failure by Xerox or any Purchaser to pay when due and payable any fee, charge or other monetary payment due to Flextronics or any Flextronics Affiliated Company pursuant to the terms of the Master Supply Agreement shall only be deemed to be a Xerox Event of Default to the extent that [*]:

             [*]                                         [*]
         -----------                                 ----------

             [*]                                         [*]
             [*]                                         [*]
             [*]                                         [*]
             [*]                                         [*]

provided that [*], to the extent that any such amounts are the subject of a bona fide dispute among the parties, including, but not limited to, a Dispute under Section 20.9 of the Master Supply Agreement, until thirty (30) calendar days following the resolution of the dispute. Notwithstanding anything herein to the contrary, Xerox's failure to pay any amount due shall not constitute a Xerox Event of Default to the extent that Flextronics or the relevant Flextronics Affiliated Company failed to submit an invoice for that amount in accordance with Section 4.7 of the Master Supply Agreement.

     3. Guaranteed Initial Reductions in Landed Costs. Flextronics and Xerox hereby agree to cooperate to transfer work to lower cost operations and suppliers and for Flextronics to deliver cost reductions to be "cut in" during the first twelve (12) months of the manufacture and sale of Products to Purchasers. Such cost reductions have been calculated by Flextronics to be [*] (the "Initial Cost Savings Amount") on an annualized basis as described in the table below; provided, however, that for each Operation referred to in the table, the applicable cost elements described in the table below will "cut-in" during the first twelve (12) months after the closing of the sale of the applicable Operation.

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                                 Cost Element

              Labor               Overhead                Materials
              Cost                  Cost                    Cost
              Base Savings Savings  Base  Savings Savings  Base Savings Savings
              ($m     %     ($m)    ($m)     %      ($m)   ($m)     %      ($m)

Operation:
Mitcheldean     [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
El Segundo      [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
Venray Assy's   [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
Venray CRU's    [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
Aquascalientes  [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
Utica           [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
Toronto         [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
Resende         [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]
Penang          [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]

Totals          [*]    [*]    [*]    [*]    [*]      [*]    [*]    [*]    [*]

Eliminations
@ [*]                                                       [*]           [*]

Totals          [*]           [*]    [*]    [*]             [*]           [*]

                                 Total Annualized Cost Savings $m         [*]

Flextronics hereby commits to achieve the Initial Cost Savings Amount or the annualized equivalent thereof in the manner set forth below:

          (a) The Initial Cost Savings Amount or the annualized equivalent thereof will be reflected in the Purchase Prices for the Products in the manner hereinafter described.

               (i) For each of Mitcheldean and El Segundo, the percentage cost savings set forth in the "Savings" columns for labor and overhead shall be applied to the Purchase Price for each Product manufactured at such facilities immediately following any transfer of the manufacturing of any such Product to Flextronics or any Flextronics Affiliated Company, on a Product-by-Product basis as such transfer occurs, and the percentage cost savings set forth in the "Savings" column for materials shall be applied to the Purchase Price for each such Product as soon as possible but no later than [*] after Flextronics or any Flextronics Affiliated Company has taken over control of the applicable elements of the supply chain. Flextronics hereby agrees to work with Xerox prior to the transfer of production to reduce costs.

             (ii) For each of Utica and Venray CRU, that portion of the percentage cost savings set forth in the "Savings" columns for both labor and overhead relating to any particular customer replaceable unit ("CRU") shall be applied to the corresponding cost elements of the Purchase Price therefor on a Product-by-Product basis as such transfer occurs when the assembly of such CRU has been transferred to Aguascalientes and Hungary, respectively.

            (iii) For all other Operations referred to in the table and for the "Materials" cost savings with respect to each of Utica and Venray CRU as set forth in the above table, the percentage cost savings set forth in the "Savings" columns for labor, overhead and materials shall be applied to the corresponding cost elements of the Purchase Price for the Products manufactured at such facilities not later than six (6) months after

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     the closings of the transfer of such facilities contemplated by the Master
     Purchase Agreement and the Ancillary Agreements.

            (iv) For Utica materials savings, Flextronics will have the benefit of material cost savings above the [*] committed to Xerox only to the extent necessary to offset the outbound freight, tax and duty costs to Flextronics and any Flextronics Affiliated Company for Products shipped out of Aguascalientes as described in Paragraph 3(b)(v) below.

          (b) The calculation methodology for all cost savings set forth in the table is such that the Initial Cost Savings Amount or the annualized equivalent thereof shall be calculated on a net Landed Cost benefit to Xerox, as further defined below:

               (i) El Segundo transfer to Guadalajara, Mexico: Flextronics will be responsible for any Incremental Amount of Taxes and Duties (as hereinafter defined) associated with the shipment of Products from the Flextronics Guadalajara, Mexico Facility. As used herein, "Incremental Amount of Taxes and Duties" shall mean an aggregate amount equal to the incremental amount that results from either the substitution of one Tax or duty for another and/or from the increase in the amount of any Tax or duty.

              (ii) El Segundo transfer to Guadalajara, Mexico: Xerox will be responsible for the outbound freight costs associated with the shipment of Products directly to Purchaser from the Flextronics Guadalajara, Mexico Facility.

             (iii) Mitcheldean transfer to Czech Republic: Flextronics will be responsible for any Incremental Amount of Taxes and Duties associated with the shipment of Products from the Flextronics Czech Republic Facility.

              (iv) Mitcheldean transfer to Czech Republic: Xerox will be responsible for the outbound freight costs associated with the shipment of Products directly to Purchaser from the Flextronics Czech Republic Facility.

               (v) Utica transfer to Aguascalientes: Flextronics will be responsible for any Incremental Amount of Taxes and Duties and the incremental amount that results from either the substitution of one type of outbound freight for another or from the increase in the amount of any outbound freight costs associated with the shipment of Products from the Aguascalientes Facility. Flextronics will have the opportunity to participate in the negotiations with Xerox and the freight companies used by Xerox to ship Products from Aguascalientes. Flextronics will be provided the opportunity by Xerox to audit the actual costs of such freight, duty and Taxes on a quarterly basis. Xerox will provide resources as soon as possible to work with Flextronics resources to transition the supply base to Aguascalientes and hence reduce the inbound freight costs. At the first Quarterly Pricing Meeting, the parties will determine the procedure to reconcile the amount of the Incremental Amount of Taxes and Duties and any incremental freight costs.

               (vi) Venray CRU transfer to Hungary: Flextronics will be responsible for any Incremental Amount of Taxes and Duties associated with the shipment of Products from the Flextronics Hungary Facility.

              (vii) Venray CRU transfer to Hungary: Xerox will be responsible for the outbound freight costs associated with the shipment of Products directly to Purchaser from the Flextronics Hungary Facility.


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          (c)  The Initial Cost Savings Amount or the annualized equivalent thereof shall be increased or decreased due to fluctuations in currency exchange rates only if such rates move [*].

          (d) Notwithstanding anything herein to the contrary, (i) achievement of the Initial Cost Savings Amount shall not relieve Flextronics of its obligations to deliver market competitive prices for Electronic Components and the obligations set forth in Section 6.1(e) of the Master Supply Agreement; (ii) none of the Initial Cost Savings Amount or the annualized equivalent thereof shall be included in the Cost Savings Incentive Amount; and (iii) the first full year of the Labor and Overhead Reduction Amount allocable to Aguascalientes, Venray CRU and Penang is included in the Initial Cost Savings Amount and therefore not eligible to be included in the Cost Savings Incentive Amount.

          (e) Xerox acknowledges that it needs to support Flextronics in the achievement of the initial reductions in UMC through:

               (i) timely shut down of the Utica, El Segundo and Mitcheldean facilities;

              (ii) timely transition of the manufacturing operations at Utica, El Segundo and Mitcheldean to the Facilities in Mexico and Hungary;

             (iii) timely approval of Flextronics' proposed changes in the sourcing of Components from Xerox's current suppliers to Flextronics and Flextronics' Sub-Tier Suppliers, including, but not limited to, acceptance of Flextronics' supply base as recommended by Flextronics and the use as necessary of Flextronics' Sub-Tier Suppliers.

          (f) Xerox further acknowledges that the Landed Cost savings are based on the accuracy of all cost structures of the Operations referred to in the table represented to Flextronics in the Project Mercury Information Memorandum dated May 2001 (the "Xerox Information Memorandum"). The parties agree to finalize plans for the implementation of the activities in subparagraph (e) above as soon as possible.

          (g) Xerox further recognizes that the Initial Cost Savings Amount or the annualized equivalent thereof will change linearly based on actual changes to the volumes and mix from the volumes and mix set forth with respect to the respective Operations for Year 2002E in the Xerox Information Memorandum. In addition, to the extent that actual volumes differ in amounts greater than the percentages set forth in (i) and (ii) below, the cost savings percentages will be changed as agreed by the parties.

               (i) For each of Mitcheldean and El Segundo, the initial "Materials," "Labor" and "Overhead" cost savings percentages will change only if the actual cost of production with respect to each such Operation, adjusted to take into account any improvements to such cost of production, decreases, during the first twelve months after the closing of the sale of the applicable Operation, by greater than [*] from the cost of production with respect to such Operation for Year 2002E as set forth in the Xerox Information Memorandum, adjusted to take into account any assumption as to changes in cost of production, if any, made when calculating such amounts in the Xerox Information Memorandum.

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             (ii)  For each of the other Operations in the table, the initial
     "Materials", "Labor" and "Overhead" cost savings percentages will change only if the actual cost of production with respect to each such Operation, adjusted to take into account any improvements to such cost of production, decreases, during the first twelve months after the closing of the sale of the applicable Operation, by greater than [*] from the cost of production with respect to such Operation for Year
     2002E as set forth in the Xerox Information Memorandum, adjusted to take into account any assumption as to changes in cost of production, if any, made when calculating such amounts in the Xerox Information Memorandum.

The provisions set forth herein shall be deemed to have been set forth in the Master Supply Agreement for all purposes thereof, including, without limitation, for purposes of Articles 15, 17 and 18 thereof, provided, however, that:

          (a) Paragraph 1 hereof shall be deemed to have been set forth: (i) as one of the enumerated sections listed in Section 16.4 of the Master Supply Agreement; and (ii) as one of the enumerated sections listed in the second sentence of Section 17.3 and in Section 17.4(a) of the Master Supply Agreement; and

          (b) Paragraph 2 hereof shall be deemed to have been included as part of Section 15.3(b) of the Master Supply Agreement for purposes of Sections 15.4(b)(iii), 15.5 and 16.1(a) of the Master Supply Agreement.
 In addition, all of the provisions of Article 20 of the Master Supply Agreement are incorporated herein by reference.

[Signature Page for Amended and Restated Letter Agreement Regarding Collateral Matters]

                             Sincerely,

                             XEROX CORPORATION

                             By: /s/ James J. Costello
                                 Name: James J. Costello
                                 Title: Director, Corporate Business Development

[Signature Page for Amended and Restated Letter Agreement Regarding Collateral Matters]

Acknowledged and Agreed to:

FLEXTRONICS INTERNATIONAL LTD.

By: /s/ C.F. Alain Ahkong
    Name: C.F. Alain Ahkong
    Title: Director

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